          [*Deleted pursuant to a request for confidential treatment]

                         KING WORLD F.S.C. CORPORATION
                              830 Morris Turnpike                EXHIBIT 10.28
                         Short Hills, New Jersey 07078

                                           Dated as of September 1, 1996

Unilever NV
c/o Mr. Pierre-Marie Guiollot
President - Director General
Initiative Media/E.C. Television Paris
131 rue de Bac
75007 Paris
France

Dear Pierre-Marie:

        Reference is made to the agreement between Unilever NV ("Unilever"), through its then agent Lintas International Limited ("Lintas"), and King world F.S.C. Corporation ("KW"), through its then agent Buena Vista International, Inc. ("BVI"), dated June 2, 1988, as amended as of June 13, 1989, as of September 19, 1991, as of June 13, 1994 and as of July 11, 1995 (the "Original Agreement"). Unless otherwise specified herein, all defined terms herein shall have the meanings set forth in the Original Agreement. All Dollar amounts shall mean United States Dollars. The amendments set forth hereunder to the Original Agreement shall become effective on the commencement of the Third Extended Renewal Period (as defined in Paragraph A below). Unilever and KW agree to amend the Original Agreement as follows:

        A. The License Term shall be extended for the period January 1, 1997 through December 31, 1997 (the "Third Extended Renewal Period").

        B. The guaranteed minimum license fee during the Third Extended Renewal Period shall be equal to the greater of (i) [*****] and (ii) [*****] of the actual royalties payable by Unilever under the Original Agreement for calendar year 1996.

        C. With respect to telecasts of Wheel in France, the royalty payable to KW by Unilever (the "French Royalty") for each telecast of each episode of Wheel during the Third Extended Renewal Period shall be the applicable rate set forth on Schedule A attached hereto, which rate is [*****] of the base rate applicable for France for calendar year 1996; provided, however, that if Unilever presents evidence to KW that is sufficient (as determined by KW in its sole discretion) to demonstrate that the value to Unilever of the license for Wheel in France for the Third Extended Renewal Period, determined as set forth below, has not increased

          [*Deleted pursuant to a request for confidential treatment]

over the value to Unilever of the license for Wheel in France for calendar year 1996, then the Royalty Rate for Wheel in France for the Third Extended Renewal Period shall, in lieu of the applicable rate set forth on Schedule A, be adjusted to the applicable rate for calendar year 1996. If Unilever chooses to present evidence to KW regarding the value of the license, it shall present such evidence to KW by the end of each calendar quarter during the Third Extended Renewal Period, and, if KW determines that the value to Unilever of the license for such quarter has not increased, then the Royalty Rate for such quarter shall be adjusted to the applicable rate for calendar year 1996. In addition, prior to the commencement of the Third Extended Renewal Period, Unilever shall provide KW with detailed terms of the proposed license for Wheel in France for such Period; provided, however, that it is understood that if Unilever chooses not to present the terms of such license to KW, then the Royalty Rate for Wheel in France for the Third Extended Renewal Period shall be the applicable rate set forth on Schedule A. The French Royalty for Wheel shall not be subject to any other increases, adjustments or premiums.

        D. With respect to telecasts of Wheel and Jeopardy in Belgium, The Netherlands and Sweden, the royalty payable to KW by Unilever for each telecast of each episode of the applicable program in the applicable country during the Third Extended Renewal Period shall be the applicable rate set forth on Schedule A attached hereto, which rate is [*****] of the base rate applicable for such program in such country for calendar year 1996; provided, however, that if Unilever presents evidence to KW that is sufficient (as determined by KW in its sole discretion) to demonstrate that the value to Unilever of the license for the Third Extended Renewal Period for a particular program in a particular country, determined quarterly as set forth below, has not increased over the value to Unilever of the license for such program in such country for calendar year 1996, then the Royalty Rate for such program in such country for the Third Extended Renewal Period shall, in lieu of the applicable rate set forth on Schedule A, be adjusted to the applicable rate for calendar year 1996. If Unilever chooses to present evidence to KW regarding the value of the license, it shall present such evidence to KW by the end of each calendar quarter during the Third Extended Renewal Period, and, if KW determines that the value to Unilever of the license for such quarter has not increased, then the Royalty Rate for such quarter shall be adjusted to the applicable rate for calendar year 1996. In addition, prior to the commencement of the Third Extended Renewal Period, Unilever shall provide KW with detailed terms of the proposed license for Wheel in each of Belgium, The Netherlands and Sweden for such Period; provided, however, that it is understood that if Unilever chooses not to present the terms of any such license to KW, then the Royalty Rate for the applicable program in the applicable country for the Third Extended Renewal Period shall be the applicable rate set forth on Schedule A. The royalty payable to KW by Unilever with respect to telecasts of Wheel and Jeopardy in Belgium, The Netherlands and Sweden shall in any event be subject to the [*****] premiums for barter and number one position payable under the Original Agreement.

        E. With respect to telecasts of Wheel in Spain, the royalty payable to KW by Unilever shall be an amount equal to the greater of (i) [*****] of the license fees for Wheel payable by the applicable Spanish telecaster to Unilever and (ii) [*****] for each telecast of each episode, with no increases, adjustments or premiums.

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         [* Deleted pursuant to a request for confidential treatment]


        F. With respect to telecasts of Wheel in Italy, the royalty payable to KW by Unilever shall be an amount equal to the greater of (i) [*****] of the license fees for Wheel payable by the applicable Italian telecaster to Unilever and (ii) [*****] for each telecast of each episode, with no increases, adjustments or premiums.

        G.      (a)     With respect to telecasts of Jeopardy in the German
Speaking Territories: (a) if Unilever enters into a cash license agreement, the royalty payable to KW by Unilever shall be an amount equal to the greater of (i) [*****] of the license fees for Jeopardy payable by the applicable telecaster to Unilever and (ii) [*****] for each telecast of each episode; or (b) if Unilever enters into a barter license agreement, the royalty payable to KW by Unilever for each telecast of each episode shall be [*****]; provided that, if the value to Unilever of any such barter license exceeds [*****] for any episode, then Unilever shall also pay to KW the [*****] barter premium for that episode otherwise payable under the Original Agreement. Standard German advertising industry practices shall be used to determine the value of barter to Unilever.

                (b) The royalty with respect to telecasts of Jeopardy in the German Speaking Territories shall not be subject to any other increases, adjustments or premiums: provided, however, that in the event that Unilever's licensee receives any advertising revenue from Jeopardy telecasts in any of the German Speaking Territories (other than Germany), then, in addition to the applicable German Royalty, Unilever shall pay an additional royalty to KW calculated as follows: [*****]. Unilever shall provide KW with full and accurate information regarding any cash or barter license agreement for each of the German Speaking Territories.

        H. The per-episode license fee for repeat broadcasts in any country within the Territory shall be payable by Unilever in accordance with the following guidelines:

                (a) With respect to repeat telecasts of an episode during the summer, the otherwise applicable Royalty Rate shall be reduced proportionately with the reduction, if any, in the barter and/or cash revenue, as applicable, payable to Unilever with respect to such telecast (the basis of calculation for which Unilever shall promptly furnish to KW); provided, however, that such adjusted royalty shall in no event be less than [*****] of such otherwise applicable Royalty Rate.

                (b) With respect to repeat telecasts of an episode on the same day or prior to noon on the following day, other than repeat telecasts of Jeopardy in Germany and Wheel in Spain, the royalty for each such repeat telecast shall be [*****] of the otherwise applicable Royalty Rate.

                (c) With respect to repeat fees for Jeopardy in Germany, [*****] of each episode between midnight and noon of any day within [*****] of the original broadcast of such episode is included at the base license fee, at no additional cost.

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          [* Deleted pursuant to a request for confidential treatment]

        (d) With respect to repeat fees for Wheel in Spain, [*****] of each episode will be permitted within [*****] the original broadcast of that episode. The license fees for such repeats are as follows:

        Time Period of Repeat       License Fee
        ---------------------       -----------
        [*****]:00-[*****]:00       [*****] of original per-episode license fee
        [*****]:00-[*****]:00       [*****] of original per-episode license fee
        [*****]:00-[*****]:00       [*****] of original per-episode license fee

        I. Except with respect to telecasts of Wheel in Spain (the royalties for which are set forth in Paragraph E above), telecasts of Wheel in Italy (the royalties for which are set forth in Paragraph F above), and telecasts of Jeopardy in the German Speaking Territories (the royalties for which are set forth in Paragraph G above), with respect to all countries within Territory A, the Royalty Rate for each such country during the Third Extended Renewal Period shall be applicable rate set forth on Schedule A attached hereto, which rate, in the case of all countries other than Finland, Denmark and the United Kingdom, is [*****] of the base rate applicable for such country for calendar year 1996, in the case of Finland and Denmark is [*****] of the base rate applicable for such country for calendar year 1996 and in the case of the United Kingdom is (i) for episodes [*****] of the base rate applicable for the United Kingdom for calendar year 1996, (ii) for episodes [*****] of the base rate applicable for the United Kingdom for calendar year 1996, and (iii) for episodes [*****] and above, [*****] of the base rate applicable for the United Kingdom for calendar year 1996; provided, however, that each such Royalty Rate shall be subject to the adjustments to such Royalty Rate set forth in subparagraphs (i) and (ii) of Paragraph D of the September 19, 1991 amendment constituting part of the Original Agreement.

        J. Unilever shall, during the Third Extended Renewal Period and any further extension of the License Term, consult with KW on a meaningful basis on any and all sales presentations made by Unilever, and KW shall be informed by Unilever of any and all discussions regarding the launch or license renewal of either Series. Without limitation of the foregoing, in the event that Unilever licenses either Series in any country in the Territory to a new telecaster-licensee for a new production, or that the production entity of any existing production of either Series is proposed to be changed, then, Unilever shall cause KW to be afforded a right of first negotiation to produce or co-produce such production. In the event that KW does not itself produce or co-produce such production. KW shall have the right to approve the production entity for such production, which approval shall not be unreasonably withheld or delayed (any failure by KW to respond within ten (10) business days to a request by Unilever for such approval to be deemed approval of such request by
KW).

        Except as modified hereunder, the Original Agreement shall remain in full force and effect.




                                        Very truly yours,

                                        KING WORLD F.S.C. CORPORATION

                                        By: /s/   Jonathan Birkhahn
                                           ---------------------------



ACCEPTED AND AGREED TO:

UNILEVER NV

By: E.C. TELEVISION INC.



        By: /s/  Pierre-Marie Guiollot
           ----------------------------

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          [* Deleted pursuant to a request for confidential treatment]


                                   SCHEDULE A

                         WHEEL OF FORTUNE and JEOPARDY!
                  LICENSE FEE SCHEDULE FOR CALENDAR YEAR 1997
            (ROYALTY PAYMENT IN US DOLLARS PER EPISODE PER TELECAST)


TERRITORIES                     WHEEL                   JEOPARDY
-----------                     -----                   --------
Belgium                          [*****]                  [*****]
Denmark                          [*****]                  [*****]
Finland                          [*****]                  [*****]
France                           [*****]                  [*****]
German Speaking Territories      [*****]                  [*****]
Greece                           [*****]                  [*****]
Italy                            [*****]                  [*****]
Netherlands                      [*****]                  [*****]
Portugal                         [*****]                  [*****]
Spain                            [*****]                  [*****]
Sweden & Norway                  [*****]                  [*****]
United Kingdom                   [*****]                  [*****]




TBD Territories
---------------

Andorra
Iceland
Ireland
Lichtenstein
Luxembourg
Malta
Monaco